UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 29, 2026

ALGORHYTHM HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41405	95-3795478
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6301 NW 5th Way, Suite 2900
Fort Lauderdale, FL	33309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(954) 800-0425

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RIME	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

As previously disclosed, on February 17, 2026, Algorhythm Holdings, Inc. (the “Company”) entered into Secured Pre-Paid Purchase #4 in the principal amount of $10,355,000 (“Secured Pre-Paid Purchase #4”) with Streeterville Capital, LLC, a Utah limited liability company (“Streeterville”), under that certain securities purchase agreement (the “Securities Purchase Agreement”), dated August 21, 2025, between the Company and Streeterville. Under the Securities Purchase Agreement, the Company agreed to issue and sell shares of its common stock to Streeterville in one or more pre-paid purchases (each, a “Pre-Paid Purchase” and collectively, the “Pre-Paid Purchases”) for an aggregate purchase price of up to $20,000,000.

On June 29, 2026, the Company entered into an exchange agreement (the “Exchange Agreement”) with Streeterville. Pursuant to the Exchange Agreement, the Company and Streeterville agreed to partition a new Pre-Paid Purchase (the “Partitioned Pre-Paid Purchase”) in the original principal amount of $3,500,000 (the “Partitioned Amount”) from Secured Pre-Paid Purchase #4 and reduce the outstanding balance of Secured Pre-Paid Purchase #4 by an amount equal to the Partitioned Amount. The parties then exchanged the resulting Partitioned Pre-Paid Purchase for 3,500 shares (the “Exchange Shares”) of the Company’s newly created Series A Preferred Stock, par value $1.00 per share (the “Series A Preferred Stock”). The parties agreed that, immediately following cancellation of the Partitioned Amount, the outstanding balance of Secured Pre-Paid Purchase #4 was $7,202,371.69.

On June 29, 2026, in connection with the issuance of the Exchange Shares, the Company filed the Certificate of Designation of Preferences and Rights of Series A Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware. The Certificate of Designation designates 15,000 shares of the Company’s preferred stock, par value $1.00 per share, as Series A Preferred Stock and provides that each share of Series A Preferred Stock has a stated value of $1,150 (the “Stated Value”). Each share of Series A Preferred Stock accrues a preferred return on the Stated Value at a rate of 9% per annum (the “Preferred Return”) which compounds daily and is payable quarterly in cash or additional shares of Series A Preferred Stock at the Company’s election. Upon the occurrence of an event of default under the Certificate of Designation, the Stated Value will automatically increase to 15%, which increase may be applied up to three times for three separate events of default.

The Series A Preferred Stock is non-convertible and has no voting rights except in certain limited circumstances. It is not entitled to participate in dividends, distributions or payments to holders of the Company’s common stock and may be redeemed by the Company, at the sole discretion of its board of directors, for a cash redemption price equal to 110% of the applicable liquidation amount. The Series A Preferred Stock ranks senior to all shares of the Company’s capital stock, including the Company’s common stock, with respect to dividends, distributions and payments upon liquidation, dissolution and winding up. The Certificate of Designation also contains covenants restricting certain issuances of securities, changes to authorized shares, asset pledges, asset dispositions, reverse stock splits and fundamental transactions.

The foregoing descriptions of the Exchange Agreement and Certificate of Designation do not purport to be complete and are qualified in their entirety by reference to the full text of the Exchange Agreement and Certificate of Designation, copies of which are filed as Exhibits 10.1 and 3.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above is incorporated by reference herein. The Exchange Shares were issued in exchange for the Partitioned Pre-Paid Purchase pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended. The Company did not receive any cash proceeds from the issuance of the Exchange Shares and did not receive any consideration for entering into the Exchange Agreement other than cancellation of the Partitioned Amount. The Exchange Shares have not been registered under the Securities Act or any state securities laws and may not be offered or sold absent registration with the Securities and Exchange Commission or an applicable exemption from registration requirements.

Item 3.03 Material Modification to Rights of Security Holders.

The information contained in Item 1.01 above is incorporated by reference herein. The rights of holders of Common Stock are qualified by the rights, powers, preferences and privileges of the Series A Preferred Stock, including the Series A Preferred Stock’s senior ranking as to dividends, distributions and liquidation payments, the consent rights of holders of at least a majority of the outstanding Series A Preferred Stock over the authorization or issuance of senior or parity stock, and the covenants restricting certain issuances of securities, changes to authorized shares, asset pledges, asset dispositions, reverse stock splits and fundamental transactions.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 1.01 above is incorporated by reference herein. Effective upon filing with the Secretary of State of the State of Delaware on June 29, 2026, the Certificate of Designation established the designation, number of shares, powers, preferences and relative rights, and the qualifications, limitations and restrictions, of the Series A Preferred Stock.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation of Preferences and Rights of Series A Preferred Stock filed with the Secretary of State of the States of Delaware on June 29, 2026.
10.1*	Exchange Agreement, dated June 29, 2026, by and between Algorhythm Holdings, Inc. and Streeterville Capital, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2026	ALGORHYTHM HOLDINGS, INC.

	By:	/s/ Alex Andre
	Name:	Alex Andre
	Title:	Chief Financial Officer and General Counsel